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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 25049


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): October 15, 1999.


                          MotivePower Industries, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                     0-23802                82-0461010
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission file          (IRS Employer
     of incorporation)                  number)           Identification Number)

   Two Gateway Center, Pittsburgh, PA                             15222
----------------------------------------                         --------
(Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code:  (412) 201-1101

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         The Registrant hereby incorporates by reference the information contained in Exhibit 99.1 hereto in response to this Item 5.






ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) -- (b) Not applicable.

         (c)      Exhibits.

         99.1 Text of press release dated October 15, 1999, issued by MotivePower Industries, Inc., regarding 1999 third quarter earnings.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MOTIVEPOWER INDUSTRIES, INC.



Date:  October 15, 1999                      By: /s/ David L. Bonvenuto
                                                --------------------------------
                                                David L. Bonvenuto
                                                Vice President, Controller and
                                                Principal Accounting Officer



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                                  EXHIBIT INDEX



 Exhibit
 Number                       Description of Exhibit
 ------                       ----------------------
99.1              Text of press release dated October 15, 1999, issued by
                  MotivePower Industries, Inc., regarding 1999 third quarter earnings.
